UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES
EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) January 27, 2005

SPECTRALINK CORPORATION

(Exact name of registrant as specified in charter)

Delaware
(State or other jurisdiction of incorporation or organization)

0-28180 (Commission file number)	84-1141188 (IRS Employer Identification Number)

5755 Central Avenue, Boulder, Colorado (Address of principal executive office)	80301-2848 (Zip code)

303-440-5330
(Issuer’s telephone number)

Not Applicable
(Former name, former address and former fiscal year, if changed from last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 — Financial Information

Item 2.02 Results Of Operations And Financial Condition.

On January 27, 2005, SpectraLink Corporation issued a press release and held a conference call announcing its fourth quarter and year-end financial results for 2004. A copy of the press release is furnished as Exhibit 99.1 and a copy of the conference call that was webcast on the Registrant’s Web site is furnished as Exhibit 99.2 to this report.

Section 9 — Financial Statements and Exhibits

Item 9.01 Financial Statements And Exhibits.

List below the financial statements, pro forma financial information and exhibits, if any, filed as a part of this report.

     (c) Exhibits:

Exhibit Number	Description
99.1	Press Release dated January 27, 2005. *
99.2	Script from conference call held on January 27, 2005. *

*	Furnished and not filed herewith, solely pursuant to Item 2.02.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

SPECTRALINK CORPORATION
Date: January 28, 2005	By:	/s/ David I. Rosenthal
David I. Rosenthal,
Principal Financial and Accounting Officer and on behalf of the Registrant

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release dated January 27, 2005. *
99.2	Script from conference call held on January 27, 2005. *

*	Furnished and not filed herewith, solely pursuant to Item 2.02.